Supplement to the
Fidelity® Select Portfolios®
Automotive Portfolio
April 29, 2023
Summary Prospectus

Hiroki Sugihara no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Aidan Brandt (Co-Portfolio Manager) has managed the fund since 2023.
Amy Ge (Co-Portfolio Manager) has managed the fund since 2024.
Effective June 30, 2024, Mr. Brandt will no longer serve as Co-Portfolio Manager for the fund. At that time, Ms. Ge will assume sole portfolio manager responsibilities.
AUT-SUSTK-0124-104 1.9881356.104	January 2, 2024